UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (Date of earliest event reported): December 30, 2005
InterMune, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-29801 (Commission File Number)	94-3296648 (I.R.S. Employer Identification No.)

3280 BAYSHORE BLVD., BRISBANE, CALIFORNIA (Address of principal executive offices)	94405 (Zip Code)
(415) 466-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On January 6, 2006, InterMune, Inc. filed a Form 8-K disclosing the acquisition of its United States and Canadian rights to Infergen® (interferon alfacon-1), approved for the treatment of chronic hepatitis C virus (HCV) infections, by Valeant Pharmaceuticals North America. The Form 8-K is hereby amended to include the pro forma financial information.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (b) Pro forma financial information.
The information required by this item with respect to financial statements was included in InterMune’s Annual Report on Form 10-K filed on March 13, 2006 (SEC file No. 000-29801), and is incorporated by reference herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: March 16, 2006
INTERMUNE, INC. (Registrant)
By:	/s/ NORMAN L. HALLEEN
Chief Financial Officer and Senior Vice
President (Principal Financial and Accounting Officer and Duly Authorized Officer)